UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐   Preliminary Proxy Statement
☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒   Definitive Proxy Statement
☐   Definitive Additional Materials
☐   Soliciting Material Pursuant to Section 240.14a-12
RF ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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RF ACQUISITION CORP.
111 Somerset, #05-06
Singapore 238164
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 23, 2024
TO THE STOCKHOLDERS OF RF ACQUISITION CORP.:
You are cordially invited to attend the special meeting of stockholders (the “Special Meeting”) of RF Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “RFAC” or the “Company”), to be held virtually at 11:00 a.m. Eastern Time on September 23, 2024.
The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/rfacquisitioncorp/ext2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.
Even if you are planning to attend the Special Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting.
The accompanying proxy statement (the “Proxy Statement”) is dated September 4, 2024, and is first being mailed to stockholders of the Company on or about September 4, 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•
The Extension Amendment Proposal — a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Existing Charter”) in the form set forth in Annex A to the accompanying Proxy Statement (as so amended, the “Amended Charter”). We refer to this amendment throughout the Proxy Statement as the “Extension Amendment” and such proposal as the “Extension Amendment Proposal.” The Extension Amendment allows the Sponsor (as defined below) to extend the date by which the Company must consummate a Business Combination (as defined below) from September 28, 2024 (the “Termination Date”) to March 28, 2025 (assuming a Business Combination has not occurred), composed of six (6) monthly extensions (each, an “Extension,” and the end date of each Extension, the “Extended Date”). The Extension Amendment additionally provides that in connection with each Extension, the Sponsor (or its designees) will deposit into the trust account (the “Trust Account”) $0.03 for each Public Share not redeemed in connection with the Extension Amendment Proposal (each such deposit, an “Extension Payment”) until March 28, 2025 (assuming a Business Combination has not occurred) in exchange for one or more non-interest bearing, unsecured promissory notes payable upon consummation of a Business Combination, which provide that the Sponsor (or its designees, as applicable) will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.

The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.
Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.
As previously disclosed, on October 18, 2023, the Company entered into an agreement and plan of merger (as amended on December 1, 2023, December 15, 2023, and January 31, 2024 and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with GCL Global Holdings

LTD, a Cayman Islands exempted company limited by shares (“PubCo”), Grand Centrex Limited, a British Virgin Islands business company (“GCL BVI”), GCL Global Limited, a Cayman Islands exempted company limited by shares (“GCL Global”), and, for the limited purposes set forth therein, RF Dynamic LLC, a Delaware limited liability company (the “Sponsor”). Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, PubCo will become the publicly traded holding company for GCL Global and the Company (the transactions and ancillary agreements contemplated by the Merger Agreement, the “GCL Business Combination”).
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide us with sufficient time to complete the GCL Business Combination, or to otherwise allow us additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”) in accordance with the Existing Charter.
Currently, upon the exercise of all extensions pursuant to the Existing Charter, the Company has until September 28, 2024 to complete a Business Combination.
While we are using our best efforts to complete the GCL Business Combination as soon as practicable, our board of directors (the “Board”) believes that there may not be sufficient time to complete the GCL Business Combination before the Termination Date. Accordingly, the Board believes that in order to be able to consummate the GCL Business Combination, we will need to implement one or more Extensions. Without such Extensions, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GCL Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the GCL Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the GCL Business Combination. If we liquidate, our warrants and rights will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.
If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the GCL Business Combination), we intend to complete the GCL Business Combination as soon as possible and in any event on or before the latest Extended Date, March 28, 2025.
In connection with the Extension Amendment Proposal, Public Stockholders may elect to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued in our initial public offering (“IPO”), and which election we refer to as the “Election,” regardless of whether such public stockholders (the “Public Stockholders”) vote on the Extension Amendment Proposal.
If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares (the “Public Shares”) will retain their right to redeem their Public Shares when a Business Combination is submitted to the stockholders, subject to any limitations set forth in our Amended Charter. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the latest Extended Date, March 28, 2025.
To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 19, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $11.27 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on September 3, 2024, was $11.18. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may be insufficient liquidity in its securities when such stockholders wish to sell their shares.
The Inflation Reduction Act of 2022 (the “IR Act”) imposes, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. Generally, the amount of the Excise Tax is 1% of the fair market value of the shares repurchased at the time of the repurchase. Any redemption of the Public Shares, including the redemptions discussed in this Proxy Statement, may be subject to the Excise Tax. The Company confirms that any amounts placed in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares (including in connection with the Extension Amendment).
The Adjournment Proposal, if adopted, will allow the Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Termination Date, September 28, 2024 (assuming the exercise of all extensions pursuant to the Existing Charter), in accordance with our Existing Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.
The Sponsor owns 2,875,000 shares of Class A Common Stock (the “Founder Shares”). On July 7, 2023, following receipt of the requisite consents of the Sponsor and the Company’s Board, the Company instructed its transfer agent to initiate the conversion of the Company’s shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), into shares of Class A Common Stock on a one-for one basis. An aggregate of 2,875,000 shares of Class B Common Stock with a par value of $0.0001 per share was converted into 2,875,000 shares of Class A Common Stock with a par value of $0.0001. The Company currently has no Class B Common Stock outstanding.
The Sponsor also owns 4,450,500 private placement warrants (the “Sponsor Private Placement Warrants”) that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. EarlyBirdCapital, Inc. (“EBC”), the representative of the underwriters in the IPO, owns 200,000 shares of Class A Common Stock (the “EBC Shares”) and 549,500 private placement warrants (the “EBC Private Placement Warrants” together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”). In the event of a liquidation, our Sponsor, officers, directors, and EBC will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, EBC Shares, or the Private Placement Warrants.
Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of Class A Common Stock, including the Founder Shares and EBC Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to (i) extend the date by which we must consummate the GCL Business Combination to no later than March 28, 2025, and (ii) revise the payment terms of each Extension. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.
On March 24, 2023, the Company held a special meeting of stockholders (the “March Special Meeting”) at which RFAC’s stockholders approved a proposal (the “Charter Amendment Proposal”) giving the Company the right to extend the date by which it has to complete a Business Combination up to six times from March 28, 2023 to December 28, 2023, composed of an initial three-month extension and six subsequent one-month extensions, for a total of up to nine months after March 28, 2023, by depositing into the Trust Account (A) for the initial three-month extension, the lesser of (i) $300,000 or (ii) $0.12 for each share of the Company’s Class A Common Stock not redeemed in connection with the Charter Amendment Proposal, and (B) for each of the six subsequent one-month extensions, the lesser of (i) $100,000 or (ii) $0.04 for each share of Class A Common Stock not redeemed in connection with the Charter Amendment Proposal, until December 28, 2023, in exchange for a noninterest bearing, unsecured promissory note payable upon consummation of a Business Combination.
In connection with the March Special Meeting, stockholders properly elected to redeem an aggregate of 7,391,973 shares of Class A Common Stock, and approximately $76,054,240 was withdrawn from the Trust Account to pay for such redemptions, leaving approximately $42,266,506 in the Trust Account following the March Special Meeting, exclusive of any extension payments.
On December 20, 2023, the Company held a special meeting of stockholders (the “December Special Meeting”) at which RFAC’s stockholders approved (i) a proposal (the “December Extension Amendment Proposal”) to amend the Company’s second amended and restated certificate of incorporation to give the Company the right to extend the date by which it has to consummate a business combination from December 28, 2023 to September 28, 2024, composed of an initial three-month extension and six subsequent one-month extensions, for a total of up to nine months after December 28, 2023, by depositing into the Trust Account (A) for the initial three-month extension, the lesser of (i) $225,000 or (ii) $0.09 for each share of the Company’s Class A Common Stock not redeemed in connection with the December Extension Amendment Proposal, and (B) for each of the six subsequent one-month extensions, the lesser of (i) $75,000 or (ii) $0.03 for each share of Class A Common Stock not redeemed in connection with the December Extension Amendment Proposal, until September 28, 2024 in exchange for a non-interest-bearing, unsecured promissory note payable upon consummation of a business combination, and (ii) a proposal to amend the Company’s second amended and restated certificate of incorporation to remove the net tangible asset requirement in order to expand the methods that the Company may employ so as to not become subject to the “penny stock” rules of the United States Securities and Exchange Commission.
In connection with the December Special Meeting, stockholders properly elected to redeem an aggregate of 1,363,378 Class A Common Stock at a redemption price of approximately $10.72 per share (the “Redemption”), for an aggregate redemption amount of approximately $14,619,421. Following the Redemption, approximately $29,430,708 remained in the RFAC trust account, exclusive of any extension payments.
As of the date of this Proxy Statement, the Sponsor has deposited into the Trust Account $1,575,000 in connection with the Company’s exercise of extensions under the Existing Charter in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.
Our Board has fixed the close of business on August 27, 2024 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of Class A Common Stock as of the Record Date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting, and during the Special Meeting at https://www.cstproxy.com/rfacquisitioncorp/ext2024.
You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the latest Extended Date.
After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.
Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.
Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.
September 4, 2024.	By Order of the Board of Directors
/s/ Tse Meng Ng Tse Meng Ng Chief Executive Officer
Your vote is important. If you are a stockholder of record, please sign, date, and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote online at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on September 23, 2024 : This notice of meeting and the accompanying Proxy Statement are available at sec.gov and at https://www.cstproxy.com/rfacquisitioncorp/ext2024.

RF ACQUISITION CORP.
111 Somerset, #05-06
Singapore 238164
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 23, 2024
PROXY STATEMENT
The special meeting of stockholders (the “Special Meeting”) of RF Acquisition Corp., a Delaware corporation (“we,” “us,” “our,” “RFAC” or the “Company”), will be held virtually at 11:00 a.m. Eastern Time on September 23, 2024 . You will be able to attend, vote your shares, and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/rfacquisitioncorp/ext2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting.
This proxy statement (the “Proxy Statement”) is dated September 4, 2024, and is first being mailed to stockholders of the Company on or about September 4, 2024.The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

•
The Extension Amendment Proposal — a proposal to amend the Company’s second amended and restated certificate of incorporation (the “Existing Charter”) in the form set forth in Annex A to the accompanying Proxy Statement (as so amended, the “Amended Charter”). We refer to this amendment throughout the Proxy Statement as the “Extension Amendment” and such proposal as the “Extension Amendment Proposal.” The Extension Amendment allows the Sponsor (as defined below) to extend the date by which the Company must consummate a Business Combination (as defined below) from September 28, 2024 (the “Termination Date”) to March 28, 2025 (assuming a Business Combination has not occurred), composed of six (6) monthly extensions (each, an “Extension,” and the end date of each Extension, the “Extended Date”). The Extension Amendment additionally provides that in connection with each Extension, the Sponsor (or its designees) will deposit into the trust account (the “Trust Account”) $0.03 for each Public Share not redeemed in connection with the Extension Amendment Proposal (each such deposit, an “Extension Payment”) until March 28, 2025 (assuming a Business Combination has not occurred) in exchange for one or more non-interest bearing, unsecured promissory notes payable upon consummation of a Business Combination, which provide that the Sponsor (or its designees, as applicable) will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.

•
The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal.” The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

As previously disclosed, on October 18, 2023, the Company entered into an agreement and plan of merger (as amended on December 1, 2023, December 15, 2023, and January 31, 2024 and as may be further amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with GCL Global Holdings LTD, a Cayman Islands exempted company limited by shares (“PubCo”), Grand Centrex Limited, a British Virgin Islands business company (“GCL BVI”), GCL Global Limited, a Cayman Islands exempted company limited by shares (“GCL Global”), and, for the limited purposes set forth therein, RF Dynamic LLC, a Delaware limited liability company (the “Sponsor”). Pursuant to the Merger Agreement, and upon the closing of the transactions contemplated therein, among other things, PubCo will become the publicly traded holding company for GCL Global and the Company (the transactions and ancillary agreements contemplated by the Merger Agreement, the “GCL Business Combination”).
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide us with sufficient time to complete the GCL Business Combination, or to otherwise allow us additional time to complete a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”) in accordance with the Existing Charter.

Currently, upon the exercise of all extensions pursuant to the Existing Charter, the Company has until September 28, 2024 to complete a Business Combination.
While we are using our best efforts to complete the GCL Business Combination as soon as practicable, our board of directors (the “Board”) believes that there may not be sufficient time to complete the GCL Business Combination before the Termination Date. Accordingly, the Board believes that in order to be able to consummate the GCL Business Combination, we will need to implement one or more Extensions. Without such Extensions, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GCL Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the GCL Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the GCL Business Combination. If we liquidate, our warrants and rights will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.
If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the GCL Business Combination), we intend to complete the GCL Business Combination as soon as possible and in any event on or before the latest Extended Date, March 28, 2025.
In connection with the Extension Amendment Proposal, public stockholders (“Public Stockholders”) may elect to redeem their public shares (the “Public Shares”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding shares of Class A common stock (the “Class A Common Stock”) issued in our initial public offering (“IPO”), and which election we refer to as the “Election,” regardless of whether such Public Stockholders vote on the Extension Amendment Proposal. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $31,045,954.72 that was in the Trust Account as of August 27, 2024, the Record Date.
If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Amended Charter. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed a Business Combination by the latest Extended Date, March 28, 2025.
The Sponsor owns 2,875,000 shares of Class A Common Stock (the “Founder Shares”). On July 7, 2023, following receipt of the requisite consents of the Sponsor and the Company’s Board, the Company instructed its transfer agent to initiate the conversion of the Company’s shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock”), into shares of Class A Common Stock on a one-for one basis. An aggregate of 2,875,000 shares of Class B Common Stock with a par value of $0.0001 per share was converted into 2,875,000 shares of Class A Common Stock with a par value of $0.0001. The Company currently has no Class B Common Stock outstanding.
The Sponsor also owns 4,450,500 private placement warrants (the “Sponsor Private Placement Warrants”) that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. EarlyBirdCapital, Inc. (“EBC”), the representative of the underwriters in the IPO, owns 200,000 shares of Class A Common Stock (the “EBC Shares”) and 549,500 private placement warrants (the “EBC Private Placement Warrants” together with the Sponsor Private Placement Warrants, the “Private Placement Warrants”). In the event of a liquidation, our Sponsor, officers, directors, and EBC will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, EBC Shares, or the Private Placement Warrants.
To exercise your redemption rights, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or September 19, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.
Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $11.27 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on September 3, 2024, was $11.18. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.
The Inflation Reduction Act of 2022 (the “IR Act”) imposes, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. Generally, the amount of the Excise Tax is 1% of the fair market value of the shares repurchased at the time of the repurchase. Any redemption of the Public Shares, including the redemptions discussed in this Proxy Statement, may be subject to the Excise Tax. The Company confirms that any amounts placed in the Trust Account and the interest earned thereon shall not be used to pay for any Excise Tax due under the IR Act in connection with any redemptions of the Public Shares (including in connection with the Extension Amendment).
Approval of the Extension Amendment Proposal is a condition to the implementation of any Extensions.
If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination by the Termination Date, September 28, 2024 (assuming the exercise of all extensions pursuant to the Existing Charter), in accordance with our Existing Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL,” to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.
On March 24, 2023, the Company held a special meeting of stockholders (the “March Special Meeting”) at which RFAC’s stockholders approved a proposal (the “Charter Amendment Proposal”) giving the Company the right to extend the date by which it has to complete a Business Combination up to six times from March 28, 2023 to December 28, 2023, composed of an initial three-month extension and six subsequent one-month extensions, for a total of up to nine months after March 28, 2023, by depositing into the Trust Account (A) for the initial three-month extension, the lesser of (i) $300,000 or (ii) $0.12 for each share of the Company’s Class A Common Stock not redeemed in connection with the Charter Amendment Proposal, and (B) for each of the six subsequent one-month extensions, the lesser of (i) $100,000 or (ii) $0.04 for each share of Class A Common Stock not redeemed in connection with the Charter Amendment Proposal, until December 28, 2023, in exchange for a noninterest bearing, unsecured promissory note payable upon consummation of a Business Combination. In connection with the March Special Meeting, stockholders properly elected to redeem an aggregate of 7,391,973 shares of Class A Common Stock, and approximately $76,054,240 was withdrawn from the Trust Account to pay for such redemptions, leaving approximately $42,266,506 in the Trust Account following the March Special Meeting, exclusive of any extension payments.
On December 20, 2023, the Company held a special meeting of stockholders (the “December Special Meeting”) at which RFAC’s stockholders approved (i) a proposal (the “December Extension Amendment

Proposal”) to amend the Company’s second amended and restated certificate of incorporation to give the Company the right to extend the date by which it has to consummate a business combination from December 28, 2023 to September 28, 2024, composed of an initial three-month extension and six subsequent one-month extensions, for a total of up to nine months after December 28, 2023, by depositing into the Trust Account (A) for the initial three-month extension, the lesser of (i) $225,000 or (ii) $0.09 for each share of the Company’s Class A Common Stock not redeemed in connection with the December Extension Amendment Proposal, and (B) for each of the six subsequent one-month extensions, the lesser of (i) $75,000 or (ii) $0.03 for each share of Class A Common Stock not redeemed in connection with the December Extension Amendment Proposal, until September 28, 2024 in exchange for a non-interest-bearing, unsecured promissory note payable upon consummation of a business combination, and (ii) a proposal to amend the Company’s second amended and restated certificate of incorporation to remove the net tangible asset requirement in order to expand the methods that the Company may employ so as to not become subject to the “penny stock” rules of the United States Securities and Exchange Commission.
In connection with the December Special Meeting, stockholders properly elected to redeem an aggregate of 1,363,378 Class A Common Stock at a redemption price of approximately $10.72 per share (the “Redemption”), for an aggregate redemption amount of approximately $14,619,421. Following the Redemption, approximately $29,430,708 remained in the RFAC trust account, exclusive of any extension payments.
As of the date of this Proxy Statement, the Sponsor has deposited into the Trust Account $1,575,000 in connection with the Company’s exercise of extensions under the Existing Charter in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.
There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and EBC will not receive any monies held in the Trust Account as a result of (a) the Sponsor’s ownership of 2,875,000 Founder Shares that were issued to the Sponsor prior to our IPO and 4,450,500 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO, and (b) EBC’s ownership of 200,000 EBC Shares and 549,500 Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. Certain of our executive officers have beneficial interests in the Sponsor.
If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.10 per Public Share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or Target that executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriter of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $11.27. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.10, plus interest, due to unforeseen claims of creditors.
Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.
Because the Company will not be complying with Section 280 of the DGCL as described in our prospectus filed with the SEC on March 23, 2022, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.
If the Extension Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount,” equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the latest Extended Date, March 28, 2025. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the latest Extended Date, March 28, 2025, if the Extension Amendment Proposal is approved.
If the Extension Amendment Proposal is approved, our Sponsor or its designees has agreed to lend to us for each of the Extensions, $0.03 for each Public Share not redeemed in connection with the Extension Amendment Proposal, until March 28, 2025, unless the Closing of the Company’s Business Combination shall have occurred (the “Extension Loans”), which amounts will be deposited into the Trust Account. The Extension Loans are conditioned upon the implementation of the Extension Amendment. The Extension Loans will not occur if the Extension Amendment Proposal is not approved, or an Extension is not completed. The Extension Loans will not bear interest and will be repayable upon consummation of a Business Combination. If the Sponsor or its designees advises us that it does not intend to make the Extension Loans, then the Extension Amendment Proposal and the Adjournment Proposal (if required) will not be put before the stockholders at the Special Meeting and, unless the Company can complete the Business Combination by September 28, 2024, we will dissolve and liquidate in accordance with our Existing Charter. If we liquidate, our warrants and rights will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.
Our Board has fixed the close of business on August 27, 2024, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof (the “Record Date”). Only holders of record of Class A Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting, and during the Special Meeting at https://www.cstproxy.com/rfacquisitioncorp/ext2024. On the Record Date, there were 5,819,649 shares of Class A Common Stock and 0 shares of Class B Common Stock outstanding. The Company’s warrants and rights do not have voting rights in connection with the Extension Amendment Proposal or the Adjournment Proposal.
This Proxy Statement contains important information about the Special Meeting and the proposals to be presented at the Special Meeting. Please read it carefully and vote your shares.
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Sodali & Co. (the “Proxy Solicitor”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $12,500.00 (plus reimbursement of any disbursements). We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension Amendment is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
This Proxy Statement is dated September 4, 2024 and is first being mailed to stockholders on or about September 4, 2024.
September 4, 2024	By Order of the Board of Directors
/s/ Tse Meng Ng Tse Meng Ng Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.
Why am I receiving this Proxy Statement?
We are a blank check company formed in Delaware on January 11, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses. On March 28, 2022, we consummated our IPO from which we derived gross proceeds of $115 million (inclusive of the full exercise of the underwriter’s over-allotment option on March 30, 2022), and incurred offering costs of approximately $560,000, exclusive of $2.3 million of underwriting discount and $4.0 million in marketing fees. On March 30, 2022, the underwriter fully exercised their over-allotment option to purchase an additional 1,500,000 units, resulting in incremental gross proceeds of approximately $15 million.
On March 24, 2023, at the March Special Meeting, RFAC’s stockholders approved the Charter Amendment Proposal, giving the Company the right to extend the date by which it has to complete a Business Combination up to six times from March 28, 2023 to December 28, 2023, composed of an initial three-month extension and six subsequent one-month extensions, for a total of up to nine months after March 28, 2023, by depositing into the Trust Account (A) for the initial three-month extension, the lesser of (i) $300,000 or (ii) $0.12 for each share of the Company’s Class A Common Stock not redeemed in connection with the Charter Amendment Proposal, and (B) for each of the six subsequent one-month extensions, the lesser of (i) $100,000 or (ii) $0.04 for each share of Class A Common Stock not redeemed in connection with the Charter Amendment Proposal, until December 28, 2023, in exchange for a noninterest bearing, unsecured promissory note payable upon consummation of a Business Combination. In connection with the March Special Meeting, stockholders properly elected to redeem an aggregate of 7,391,973 shares of Class A Common Stock, and approximately $76,054,240 was withdrawn from the Trust Account to pay for such redemptions, leaving approximately $42,266,506 in the Trust Account following the March Special Meeting, exclusive of any extension payments.
On December 20, 2023, the Company held a special meeting of stockholders (the “December Special Meeting”) at which RFAC’s stockholders approved (i) a proposal (the “December Extension Amendment Proposal”) to amend the Company’s second amended and restated certificate of incorporation to give the Company the right to extend the date by which it has to consummate a business combination from December 28, 2023 to September 28, 2024, composed of an initial three-month extension and six subsequent one-month extensions, for a total of up to nine months after December 28, 2023, by depositing into the Trust Account (A) for the initial three-month extension, the lesser of (i) $225,000 or (ii) $0.09 for each share of the Company’s Class A Common Stock not redeemed in connection with the December Extension Amendment Proposal, and (B) for each of the six subsequent one-month extensions, the lesser of (i) $75,000 or (ii) $0.03 for each share of Class A Common Stock not redeemed in connection with the December Extension Amendment Proposal, until September 28, 2024 in exchange for a non-interest-bearing, unsecured promissory note payable upon consummation of a business combination, and (ii) a proposal to amend the Company’s second amended and restated certificate of incorporation to remove the net tangible asset requirement in order to expand the methods that the Company may employ so as to not become subject to the “penny stock” rules of the United States Securities and Exchange Commission.
In connection with the December Special Meeting, stockholders properly elected to redeem an aggregate of 1,363,378 Class A Common Stock at a redemption price of approximately $10.72 per share (the “Redemption”), for an aggregate redemption amount of approximately $14,619,421. Following the Redemption, approximately $29,430,708 remained in the RFAC trust account, exclusive of any extension payments.
As of the date of this Proxy Statement, the Sponsor has deposited into the Trust Account $1,575,000 in connection with the Company’s exercise of extensions under the Existing Charter in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.
Like most blank check companies, our Existing Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A Common Stock sold in our IPO if there is no qualifying Business Combination(s) consummated on or before a certain date, which, pursuant to our Existing Charter, is September 28, 2024 (subject to extension terms noted therein). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date, which shall be no later than March 28, 2025, in order to allow us more time to complete the Business Combination.
Accordingly, the purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a Business Combination.
What is being voted on?
You are being asked to vote on:

•
Extension Amendment Proposal — a proposal to amend our Existing Charter to extend the date by which we have to consummate a Business Combination from September 28, 2024 to March 28, 2025 (composed of six (6) Extensions) for a total of up to six months after the Termination Date, by depositing into the Trust Account for each of the Extensions, $0.03 for each Public Share not redeemed in connection with the Extension Amendment Proposal until March 28, 2025, or such earlier date as determined by the Board;

•
Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to (i) extend the date that we have to complete the GCL Business Combination, and (ii) revise the payment terms of each Extension. The purpose of the Extension Amendment is to allow the Company more time to complete the GCL Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of any of the Extensions.
If the Extension Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount, equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date, which shall not be later than March, 2025. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date if the Extension Amendment Proposal is approved.
We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $31,931,100.11 that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete a Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.
If the Extension Amendment Proposal is not approved and we have not consummated a Business Combination by September 28, 2024 (assuming the exercise of all extensions pursuant to the Existing Charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per- share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, directors, officers, and EBC will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, EBC Shares, and Private Placement Warrants (as applicable).
Why is the Company proposing the Extension Amendment Proposal and the Adjournment Proposal?
On October 18, 2023, the Company entered into the Merger Agreement with PubCo, GCL BVI, GCL Global and the Sponsor. Pursuant to the Merger Agreement, and upon the closing of the GCL Business Combination, among other things, PubCo will become the publicly traded holding company for GCL Global and the Company.
Our Existing Charter provides that we have until September 28, 2024 to complete a Business Combination (subject to the extension terms noted therein). Our Board has determined that it is in the best interests of our stockholders to approve the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, to provide us with sufficient time to complete the GCL Business Combination, or to otherwise allow us additional time to complete a Business Combination in accordance with the Existing Charter. While we are using our best efforts to complete the GCL Business Combination as soon as practicable, the Board believes that there may not be sufficient time to complete the GCL Business Combination before the Termination Date. Accordingly, the Board believes that in order to be able to consummate the GCL Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GCL Business Combination on or before September 28, 2024. If that were to occur, we would be precluded from completing the GCL Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the GCL Business Combination.
If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the GCL Business Combination), we intend to complete the GCL Business Combination as soon as possible and in any event on or before the latest Extended Date, March 28, 2025.
The Company believes that given its expenditure of time, effort and money on the GCL Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the GCL Business Combination. Accordingly, the Board is proposing the Extension Amendment to amend our Existing Charter, in the form set forth in Annex A hereto, to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our Class A Common Stock included as part of the units sold in our IPO, by up to six months, from September 28, 2024 to March 28, 2025, composed of six (6) monthly Extensions, unless the closing of the Company’s Business Combination shall have occurred. The Extension Amendment additionally provides that in connection with each Extension, the Sponsor (or its designees) agrees to deposit into the Trust Account for each of the six (6) Extensions, $0.03 for each Public Share not redeemed in connection with the Extension Amendment Proposal until March 28, 2025 (assuming the Company’s Business Combination has not occurred) in exchange for one or more non-interest bearing, unsecured promissory notes payable upon consummation of a Business Combination, which provide that the Sponsor (or its designees, as applicable) will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.
You are not being asked to vote on the Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the latest Extended Date, March 28, 2025.
If the Extension Amendment Proposal is not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment. If the Adjournment Proposal is not approved, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Why should I vote “FOR” the Extension Amendment Proposal?
On October 18, 2023, the Company entered into the Merger Agreement with PubCo, GCL BVI, GCL Global and the Sponsor. Pursuant to the Merger Agreement, and upon the closing of the GCL Business Combination, among other things, PubCo will become the publicly traded holding company for GCL Global and the Company.
Our Board believes stockholders will benefit from the consummation of the GCL Business Combination and is proposing the Extension Amendment Proposal to (i) extend the date by which we have to complete the GCL Business Combination until the Extended Date, which shall be no later than March 28, 2025, and (ii) revise the payment terms of each Extension. The Extension Amendment would give us additional time to complete the GCL Business Combination.
The Board believes that it is in the best interests of our stockholders that one or more Extensions be obtained to provide the Company additional time to consummate the GCL Business Combination. Without the ability to implement any of the Extensions, we believe that there is substantial risk that we might not, despite our best efforts, be able to complete the GCL Business Combination on or before September 28, 2024. If that were to occur, we would be precluded from completing the GCL Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the GCL Business Combination.
We believe that given our expenditure of time, effort and money on the GCL Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the GCL Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. Our Board believes the GCL Business Combination will provide significant benefits to our stockholders.
Our Board recommends that you vote in favor of the Extension Amendment Proposal.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
In the event we are unable to complete the GCL Business Combination by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.
Our Board recommends that you vote in favor of the Adjournment Proposal, if presented.
When would the Board abandon the Extension Amendment Proposal?
We will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
How do the Company insiders intend to vote their shares?
The Sponsor, all of our directors and officers, and EBC are expected to vote any Class A Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension

Amendment Proposal. Currently, our Sponsor, our officers and directors, and EBC own approximately 52.8% of our issued and outstanding shares of Class A Common Stock, including 2,875,000 Founder Shares and 200,000 EBC Shares. Our Sponsor, directors and officers do not intend to purchase shares of Class A Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal.
What vote is required to adopt the proposals?
The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of Class A Common Stock on the Record Date.
The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.
What if I don’t want to vote “FOR” the Extension Amendment Proposal?
If you do not want the Extension Amendment Proposal to be approved, you must abstain or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote, whether or not you vote on the Extension Amendment Proposal, so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment.
What happens if the Extension Amendment Proposal is not approved?
Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated the GCL Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per- share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors, officers, and EBC will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, EBC Shares, or Private Placement Warrants (as applicable).
If the Extension Amendment Proposal is approved, what happens next?
If the Extension Amendment Proposal is approved, we will continue to attempt to consummate the GCL Business Combination until the Extended Date, which shall be no later than March 28, 2025. We expect to seek stockholder approval of the GCL Business Combination. If stockholders approve the GCL Business Combination, we expect to consummate the GCL Business Combination as soon as possible following such stockholder approval. Because we have only a limited time to complete the GCL Business Combination, even if we are able to effect the Extension, our failure to complete the GCL Business Combination within the requisite time period will require us to liquidate. If we liquidate, our warrants and rights will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the Class A Common Stock outstanding as of the Record Date, we will file the Amended Charter with the Secretary of State of the State of Delaware, in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A Common Stock, public warrants, and public rights will remain publicly traded. If the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $0.03 for each Public Share not redeemed in connection with the Extension Amendment Proposal for each Extension to be deposited into the Trust Account promptly after the Special Meeting.
The redemption amount per share at the meeting for such Business Combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Amendment. Below as reference is a table estimating the approximate per- share amount to be paid in connection with the extension period needed to complete the Business Combination, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 25% of the Company’s Public Shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for a one-month period will be approximately $0.03 per share or approximately an aggregate of $20,584.86 per month. If 50% of the Company’s Public Shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for a one-month period will be approximately $0.03 per share or approximately an aggregate of $41,168.72 per month.
% of Redemptions at Extension	Shares Redeemed at Extension	Shares Remaining at Extension	Charter Extension Contribution per Share per Month
25%	686,162	2,058,487	$0.03
40%	1,097,860	1,646,789	$0.03
50%	1,372,325	1,372,324	$0.03
60%	1,646,789	1,097,860	$0.03
75%	2,058,487	686,162	$0.03
90%	2,470,184	274,765	$0.03
The Extension Amendment Proposal is conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Extension Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the Sponsor or its designees upon consummation of the Business Combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s Existing Charter, and the Sponsor’s obligation to make additional contributions will terminate.
If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our Class A Common Stock held by our Sponsor, our directors, our officers, and EBC as a result of their ownership of the Founder Shares, EBC Shares, and Private Placement Warrants (as applicable).
Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders, subject to the applicable terms of the Business Combination.
In the event we are unable to complete the Business Combination on or before the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.
What happens to the Company’s warrants or rights if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by the Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to our warrants or rights, which will expire worthless in the event of our winding up.
What happens to the Company’s warrants or rights if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date, which shall be no later than March 28, 2025. The public warrants will remain outstanding and only become exercisable until the later of 30 days after the completion of our Business Combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the shares of Class A Common Stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).
The public rights will also remain outstanding and each holder of a public right will automatically receive one-tenth (1/10) of one Class A Common Stock upon consummation of the Business Combination.
Am I able to exercise my redemption rights in connection with the GCL Business Combination?
If you are a holder of Class A Common Stock as of the close of business on the record date for a special meeting to seek stockholder approval of the GCL Business Combination, you will be able to vote on the GCL Business Combination. The Special Meeting relating to the Extension Amendment Proposal does not affect your right to elect to redeem your Public Shares in connection with the GCL Business Combination, subject to any limitations set forth in our Existing Charter (including the requirement to submit any request for redemption in connection with the Business Combination on or before the date that is two business days before the Special Meeting of stockholders to vote on the Business Combination). If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Existing Charter.
How do I attend the meeting?
The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/rfacquisitioncorp/ext2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the Company. The virtual meeting format allows attendance from any location in the world.
Even if you are planning to attend the Special Meeting online, please promptly submit your proxy vote by mail, by completing, dating, signing and returning the enclosed proxy, so your Public Shares will be represented at the Special Meeting. Instructions on voting your Public Shares are in the proxy materials you received for the Special Meeting.
You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company (“CST”) at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact CST to have a control number generated.

CST contact information is as follows:
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Email: proxy@continentalstock.com.
Stockholders will also have the option to listen to the Special Meeting by telephone by calling:
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Within the U.S. and Canada: 1-800-450-7155 (toll-free)

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Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

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The passcode for telephone access: 7274253#

You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.
How do I change or revoke my vote?
You may change your vote by e-mailing a later-dated, signed proxy card to proxy@continentalstock.com, so that it is received by us prior to the Special Meeting or by attending the Special Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the Special Meeting.
Please note, however, that if on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting online, you must follow the instructions included with the enclosed proxy card.
How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the Record Date of our Class A Common Stock, including the Founder Shares. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares of Class A Common Stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
If my shares are held in “street name,” will my broker automatically vote them for me?
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.
What is a quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our Class A Common Stock on the Record Date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.
As of the Record Date for the Special Meeting, 2,909,825 shares of our Class A Common Stock would be required to achieve a quorum.
Who can vote at the Special Meeting?
Only holders of record of our Class A Common Stock at the close of business on August 27, 2024, are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting, and during the Special Meeting by at https://www.cstproxy.com/rfacquisitioncorp/ext2024. On the Record Date, 5,819,649 shares of our Class A Common Stock and 0 shares of our Class B Common Stock were outstanding and entitled to vote.
Stockholder of Record:   Shares registered in your name. If on the Record Date your shares were registered directly in your name with our transfer agent, CST, then you are a stockholder of record. As a stockholder of record, you may vote online at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.
Beneficial Owner:   Shares registered in the name of a broker or bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?
Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?
Our Sponsor, directors and officers have interests in the proposals that may differ from, or in addition to, your interests as a stockholder. These interests include ownership of 2,875,000 Founder Shares (purchased for $25,000) and 4,450,500 Private Placement Warrants (purchased for $4,450,500), which would expire worthless if a Business Combination is not consummated. See the section entitled “The Extension Amendment Proposal — Interests of our Sponsor, Directors and Officers.”
Do I have appraisal rights if I object to the Extension Amendment Proposal?
Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?
We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.
How do I vote?
If you are a holder of record of our Class A Common Stock on the Record Date, you may vote online at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote online if you have already voted by proxy.
Voting by Mail.   By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual named on the proxy card to vote your shares at the Special Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Special Meeting so that your shares will be voted if you are unable to attend the Special Meeting. If you receive more than one proxy card, it is an indication that your shares may be held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time on September 23, 2024.
Voting at the Special Meeting.   You can participate in the Special Meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/rfacquisitioncorp/ext2024. Please see “How do I attend the meeting?” for more information.
If your shares of our Class A Common Stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
How do I redeem my shares of Class A Common Stock?
If the Extension Amendment is implemented, each of our Public Stockholders may seek to redeem all or a portion of its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date, which shall be no later than March 28, 2025.
In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on September 19, 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to CST, our transfer agent, at the following address:
Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC
Redemption Team
E-mail: spacredemption@continentalstock.com
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Sodali & Co. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay the Proxy Solicitor a fee of $12,500.00 (plus reimbursement of any disbursements). We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our Proxy Solicitor:
Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: RFAC.info@investor.sodali.com
You may also contact us at:
RF Acquisition Corp.
111 Somerset, #05-06
Singapore 238164
Attn: Tse Meng Ng
Telephone No.: +65 6904 0766
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS
Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
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our ability to complete the Business Combination;

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the anticipated benefits of the Business Combination;

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the volatility of the market price and liquidity of our securities;

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the use of funds not held in the Trust Account; and

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the competitive environment in which our successor will operate following the Business Combination.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus for our IPO filed with the SEC on March 24, 2022, our Annual Report on Form 10-K filed with the SEC on April 25, 2024 and in other reports we file with the SEC. You should not place undue reliance on any forward- looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS
You should consider carefully all of the risks described in our final prospectus for our IPO filed with the SEC on March 24, 2022, our Annual Report on Form 10-K filed with the SEC on April 25, 2024 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension will enable us to complete a Business Combination.
On October 18, 2023, the Company entered into the Merger Agreement with PubCo, GCL BVI, GCL Global and the Sponsor. Pursuant to the Merger Agreement, and upon the closing of the GCL Business Combination, among other things, PubCo will become the publicly traded holding company for GCL Global and the Company.
Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances that the GCL Business Combination will be consummated prior to the Extended Date, which shall be no later than March 28, 2025. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved, the Company expects to seek stockholder approval of the GCL Business Combination following the SEC declaring a registration statement on Form F-4 effective, which will include our preliminary proxy statement/prospectus for the Business Combination (the “Form F-4”). The Form F-4 was filed on June 28, 2024 but has not been declared effective by the SEC, and the Company cannot complete the GCL Business Combination unless the Form F-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form F-4 effective.
We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the GCL Business Combination. Even if the Extension Amendment or the GCL Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the GCL Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the GCL Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.
The SEC has recently adopted rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such rules may increase our costs and the time needed to complete our initial business combination and may constrain the circumstances under which we could complete a business combination.
On January 24, 2024, the SEC adopted rules (the “SPAC Rules”), requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions, (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and de-SPAC transactions; (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC registration statements. The majority of these SPAC Rules became effective on July 1, 2024.
Compliance with the SPAC Rules and related guidance may increase the costs of and the time needed to negotiate and complete an initial business combination and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.
On January 24, 2024, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
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restrictions on the nature of our investments; and

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restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:
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registration as an investment company with the SEC;

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adoption of a specific form of corporate structure; and

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reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete a business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.
We do not believe that our anticipated principal activities will subject us to the Investment Company Act. The trust account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of a business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our second amended and restated certificate of incorporation (A) to modify the substance or timing of our obligation to provide holders of our Class A Common Stock the right to have their shares redeemed in connection with a business combination or to redeem 100% of our public shares if we do not complete a business combination within the deadline prescribed in our second amended and restated certificate of incorporation, or (B) with respect to any other provision relating to the rights of holders of our Class A Common Stock; or (iii) absent our completing a business combination within the deadline prescribed in our second amended and restated certificate of incorporation, our return of the funds held in the trust account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.
If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we have not consummated our business combination within the required time period, our public shareholders may receive only approximately $10.00 per public share, or less in certain circumstances, on the liquidation of our trust account and our rights will expire worthless.
To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.
The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct CST, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our Business Combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our Public Stockholders would receive upon any redemption or liquidation of the Company.
Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.
There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 2,875,000 Founder Shares that were issued to the Sponsor prior to our IPO and 4,450,500 Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the Public Shares. In addition, certain of executive officers have beneficial interests in the Sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if a Business Combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after the Business Combination, even if other holders of our Class A Common Stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the Special Meeting.
We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.
We expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination, include all legal, accounting, consulting, investment banking and other fees, expenses and costs, and will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur transactions expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We may not be able to complete an initial Business Combination if it becomes subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial Business Combination to be consummated by us, we may not be able to consummate an initial Business Combination.
For example, among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.
Outside the United States, laws or regulations may affect our ability to consummate a Business Combination. Transactions with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a Business Combination.
As a result of these various restrictions, even though a Business Combination may be approved by the Board, a governmental or regulatory body may intervene and prevent the transaction from occurring. Moreover, the process of government review, could be lengthy. Because we have only a limited time to complete a Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our warrants and rights will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.
We may be deemed a “foreign person” under the regulations relating to CFIUS, and our failure to obtain any required approvals within the requisite time period may require us to liquidate.
Our Sponsor, RF Dynamic LLC, is owned and controlled by Tse Meng Ng, an individual who resides in and is a citizen of Singapore. If CFIUS were to consider us to be a “foreign person” and believe that the business of an initial Business Combination target may affect national security, we could be subject to foreign ownership restrictions and/or CFIUS review. If a potential Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate an initial Business Combination. In addition, if a potential initial Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with an initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial Business Combination.
If we are determined to be a “foreign person” and subject to CFIUS review, CFIUS may decide to block or delay a potential initial Business Combination, impose conditions to mitigate national security concerns with respect to a potential initial Business Combination, order us to divest all or a portion of a U.S. business of the potential combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any potential foreign ownership by the Sponsor.
As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited due to such regulatory restrictions. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our warrants and rights will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

BACKGROUND
We are a blank check company formed in Delaware on January 11, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.
As of the Record Date, there were 5,819,649 shares of Class A Common Stock and 0 shares of Class B Common Stock issued and outstanding. In addition, we issued (i) 11,500,000 warrants to purchase 11,500,000 shares of Class A Common Stock as part of our IPO, (ii) 11,500,000 rights to purchase 1,150,000 shares of Class A Common Stock as part of our IPO, and (iii) an aggregate of 5,000,000 Private Placement Warrants issued to our Sponsor and EarlyBirdCapital, Inc. (and/or its designees) in a private placement simultaneously with the consummation of our IPO. As of August 27, 2024, there were 11,500,000 public warrants and 11,500,000 public rights outstanding. As of August 27, 2024 there were 5,000,000 Private Placement Warrants outstanding.
Each whole warrant entitles its holder to purchase one whole share of Class A Common Stock at an exercise price of $11.50 per share. The warrants will become exercisable on the later of 30 days after the completion of our initial Business Combination and 12 months from the closing of our IPO and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of our Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third trading day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.
Each holder of a right will automatically receive one-tenth (1/10) of one Class A Common Stock upon consummation of our Business Combination. If we are unable to complete Business Combination by the latest Extended Date, we liquidate the funds held in the Trust Account resulting in holders of rights not receiving any of such funds for their rights and the rights expiring worthless.
Following the closing of the IPO and exercise of the over-allotment, a total of approximately $ 116 million of the proceeds from our IPO and the simultaneous sale of the Private Placement Warrants in a private placement transaction was placed in our Trust Account in the United States maintained by CST, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.
On March 24, 2023, at the March Special Meeting, RFAC’s stockholders approved the Charter Amendment Proposal, giving the Company the right to extend the date by which it has to complete a Business Combination up to six times from March 28, 2023 to December 28, 2023, composed of an initial three-month extension and six subsequent one-month extensions, for a total of up to nine months after March 28, 2023, by depositing into the Trust Account (A) for the initial three-month extension, the lesser of (i) $300,000 or (ii) $0.12 for each share of the Company’s Class A Common Stock not redeemed in connection with the Charter Amendment Proposal, and (B) for each of the six subsequent one-month extensions, the lesser of (i) $100,000 or (ii) $0.04 for each share of Class A Common Stock not redeemed in connection with the Charter Amendment Proposal, until December 28, 2023, in exchange for a noninterest bearing, unsecured promissory note payable upon consummation of a Business Combination. In connection with the March Special Meeting, stockholders properly elected to redeem an aggregate of 7,391,973 shares of Class A Common Stock, and approximately $76,054,240 was withdrawn from the Trust Account to pay for such redemptions, leaving approximately $42,266,506 in the Trust Account following the March Special Meeting, exclusive of any extension payments.
On December 20, 2023, the Company held a special meeting of stockholders at which RFAC’s stockholders approved (i) a proposal to amend the Company’s second amended and restated certificate of incorporation to give the Company the right to extend the date by which it has to consummate a business combination from December 28, 2023 to September 28, 2024, composed of an initial three-month extension and six subsequent one-month extensions, for a total of up to nine months after December 28, 2023, by depositing into the Trust Account (A) for the initial three-month extension, the lesser of (i) $225,000 or (ii) $0.09 for each share of the Company’s Class A Common Stock not redeemed in connection with the December Extension Amendment Proposal, and (B) for each of the six subsequent one-month extensions, the lesser of (i) $75,000 or (ii) $0.03 for each share of Class A Common Stock not redeemed in connection with the December Extension Amendment Proposal, until September 28, 2024 in exchange for a non-interest-bearing, unsecured promissory note payable upon consummation of a business combination, and (ii) a proposal to amend the Company’s second amended and restated certificate of incorporation to remove the net tangible asset requirement in order to expand the methods that the Company may employ so as to not become subject to the “penny stock” rules of the United States Securities and Exchange Commission.
In connection with the December Special Meeting, stockholders properly elected to redeem an aggregate of 1,363,378 Class A Common Stock at a redemption price of approximately $10.72 per share, for an aggregate redemption amount of approximately $14,619,421. Following the Redemption, approximately $29,430,708 remained in the RFAC trust account, exclusive of any extension payments.
As of the date of this Proxy Statement, the Sponsor has deposited into the Trust Account $1,575,000 in connection with the Company’s exercise of extensions under the Existing Charter in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.
Approximately $31,045,954.72 was held in the Trust Account as of the Record Date. The mailing address of the Company’s principal executive office is 111 Somerset, #05-06, Singapore 238164.
Business Combination
On October 18, 2023, the Company entered into the Merger Agreement with PubCo, GCL BVI, GCL Global and the Sponsor. Pursuant to the Merger Agreement, and upon the closing of the GCL Business Combination, among other things, PubCo will become the publicly traded holding company for GCL Global and the Company.
The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to provide us with sufficient time to complete the GCL Business Combination, or to otherwise allow us additional time to complete a Business Combination in accordance with the Existing Charter. The Existing Charter provides that the Company has until the Termination Date to complete a Business Combination.
While we are using our best efforts to complete the GCL Business Combination as soon as practicable, our Board believes that there may not be sufficient time to complete the GCL Business Combination before the Termination Date. Accordingly, the Board believes that in order to be able to consummate the GCL Business Combination, we will need to implement one or more Extensions. Without the Extensions, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GCL Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the GCL Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the GCL Business Combination.
We are not aware of any material regulatory approvals or actions that are required for completion of the GCL Business Combination. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained. This includes any potential review by a U.S. government entity, such as CFIUS, on account of certain foreign ownership restrictions on U.S. businesses.
Because we have only a limited time to complete the GCL Business Combination, even if we are able to effect the Extension, our failure to complete the GCL Business Combination within the requisite time period may require us to liquidate. If we liquidate, our warrants and rights will expire worthless and our investors would lose the investment opportunity associated with an investment in the combined company, including through any potential price appreciation of our securities.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the latest Extended Date.

THE SPECIAL MEETING
Overview
Date, Time and Place.   The special meeting of stockholders will be held virtually at 11:00 a.m. Eastern Time on September 23, 2024 . You will be able to attend, vote your shares and submit questions during the Special Meeting via a live webcast available at https://www.cstproxy.com/rfacquisitioncorp/ext2024. If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. The meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our Class A Common Stock as of the close of business on the Record Date will be entitled to attend the virtual meeting.
To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.
If your shares are registered in your name with our transfer agent, you may register for and attend the online-only virtual meeting by visiting https://www.cstproxy.com/rfacquisitioncorp/ext2024 and entering the control number you received on your proxy card.
Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent no later than 72 hours prior to the meeting date.
Stockholders will also have the option to listen to the Special Meeting by telephone by calling:
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Within the U.S. and Canada: 1-800-4507155 (toll-free)

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Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

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The passcode for telephone access: 7274253#.

You will not be able to vote or submit questions unless you register for and log in to the Special Meeting webcast as described herein.
Voting Power; Record Date; Stockholder List.   You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A Common Stock at the close of business on August 27, 2024, the Record Date for the Special Meeting. You will have one vote per proposal for each share of the Company’s Class A Common Stock you owned at that time. The Company’s warrants and rights do not carry voting rights. A complete list of stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Special Meeting, and during the Special Meeting by at https://www.cstproxy.com/rfacquisitioncorp/ext2024.
Quorum.   A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our Class A Common Stock on the Record Date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.
As of the Record Date for the Special Meeting, 2,909,825 shares of our Class A Common Stock would be required to achieve a quorum.
Votes Required.   Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder

Shares and EBC Shares. If you do not vote or if you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.
At the close of business on the Record Date of the Special Meeting, there were 5,819,649 shares of Class A Common Stock and 0 shares of Class B Common Stock outstanding, each of which entitles its holder to cast one vote per proposal.
If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your Public Shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.
Proxies; Board Solicitation; Proxy Solicitor.   Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Sodali & Co. to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Special Meeting if you are a holder of record of the Company’s common stock.
You may contact the Proxy Solicitor at:
Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: RFAC.info@investor.sodali.com

THE EXTENSION AMENDMENT PROPOSAL
The Company is proposing to amend its Existing Charter to (i) extend the date by which the Company has to consummate a Business Combination to the Extended Date, which shall be no later than March 28, 2025, and (ii) revise the payment terms for each Extension. The text of the proposed Extension Amendment is set forth in Annex A to this Proxy Statement.
The Extension Amendment Proposal is required for the implementation of the Board’s plan to (i) extend the date by which we must consummate the GCL Business Combination to no later than March 28, 2025 and (ii) revise the payment terms of each Extension.
If the Extension Amendment Proposal is not approved and we have not consummated the GCL Business Combination by September 28, 2024 (assuming the exercise of all extensions pursuant to the Existing Charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
In the event we are unable to complete the GCL Business Combination, or any other Business Combination, by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.
The Board believes that given our expenditure of time, effort and money on the GCL Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the GCL Business Combination and that it is in the best interests of our stockholders that we obtain the Extension. The Board believes that the GCL Business Combination will provide significant benefits to our stockholders.
A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.
Reasons for the Extension Amendment Proposal
On October 18, 2023, the Company entered into the Merger Agreement with PubCo, GCL BVI, GCL Global and the Sponsor. Pursuant to the Merger Agreement, and upon the closing of the GCL Business Combination, among other things, PubCo will become the publicly traded holding company for GCL Global and the Company.
The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to provide us with sufficient time to complete the GCL Business Combination, or to otherwise allow us additional time to complete a Business Combination. The Existing Charter provides that the Company has until the Termination Date to complete a Business Combination. While we are using our best efforts to complete the GCL Business Combination as soon as practicable, our Board believes that there may be insufficient time to complete the GCL Business Combination before the Termination Date. Accordingly, the Board believes that in order to be able to consummate the GCL Business Combination, we will need to implement one or more Extensions. Without such Extensions, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the GCL Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the GCL Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the GCL Business Combination.
If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of stockholder approval of the GCL

Business Combination), we intend to complete the GCL Business Combination as soon as possible and in any event on or before the latest Extended Date, March 28, 2025.
The Existing Charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and EBC Shares, is required to extend our corporate existence and extension payment terms, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO prospectus and Existing Charter provide for all Public Stockholders to have an opportunity to redeem their Public Shares in the case our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude the GCL Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete the GCL Business Combination beyond September 28, 2024 to the Extended Date, which shall be no later than March 28, 2025. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the GCL Business Combination.
We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Existing Charter. We also believe that, given the Company’s expenditure of time, effort and money on the GCL Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the Business Combination.
If the Extension Amendment Proposal is Not Approved
Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to (i) extend the date by which we must consummate the GCL Business Combination, and (ii) revise the payment terms for each Extension. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.
If the Extension Amendment Proposal is not approved and we have not consummated the GCL Business Combination by September 28, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.
There will be no distribution from the Trust Account with respect to the Company’s warrants and rights, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor, directors, officers, and EBC will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, EBC Shares, or the Private Placement Warrants.
If the Extension Amendment Proposal Is Approved
If the Extension Amendment Proposal is approved, the Company will file the Amended Charter with the Secretary of State of the State of Delaware, in the form set forth in Annex A hereto, to (i) extend the time it has to complete a Business Combination until the Extended Date, which shall be no later than March 28, 2025, and (ii) revise the payment terms for each Extension. The Company will remain a reporting company under the Exchange Act and its units, Class A Common Stock, public warrants, and public rights will remain publicly traded. The Company will then continue to work to consummate the GCL Business Combination by the Extended Date, which shall be no later than March 28, 2025. In the event we do not complete the GCL Business Combination, or any other Business Combination, by the Termination Date, we will dissolve and liquidate in accordance with the Existing Charter.

You are not being asked to vote on the GCL Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the GCL Business Combination, you will retain the right to vote on the GCL Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the GCL Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.
If the Extension Amendment Proposal is approved and the Board decides to implement the Extension Amendment, the Sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $0.03 for each Public Share not redeemed in connection with the Extension Amendment Proposal for each Extension to be deposited into the Trust Account promptly after the Special Meeting. The redemption amount per share at the meeting for such Business Combination or the Company’s liquidation will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Extension Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete the GCL Business Combination, depending on the percentage of redemptions received in connection with the Extension Amendment. For example, if 25% of the Company’s Public Shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.03 per share or approximately an aggregate of $20,584.86 per month. If 50% of the Company’s Public Shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.03 per share or approximately an aggregate of $41,168.72 per month.
% of Redemptions at Extension	Shares Redeemed at Extension	Charter Extension contribution per Share per month
25%	686,162	$0.03
40%	1,097,860	$0.03
50%	1,372,325	$0.03
60%	1,646,789	$0.03
75%	2,058,487	$0.03
90%	2,470,184	$0.03
If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors, our officers and EBC as a result of their ownership of the Founder Shares and EBC Shares (as applicable). The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $31,045,954.72 held in the Trust Account as of the Record Date.
Redemption Rights
If the Extension Amendment Proposal is approved, and the Extension Amendment is implemented, each Public Stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE

HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 P.M. EASTERN TIME ON SEPTEMBER 19, 2024.
In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on September 19, 2024 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, e-mail: spacredemption@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern Time on September 19, 2024 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.
Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on September 19, 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a Public Stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of Public Stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.
If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $11.27 at the time of the Special Meeting. The closing price of the Company’s Class A Common Stock on the Record Date was $11.24.
If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A Common Stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern Time on September 19, 2024 (two business days before the Special Meeting). The Company anticipates that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.
Vote Required for Approval
The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares and EBC Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and, if the Business Combination has not been consummated by September 28, 2024 (subject to the extension terms therein), the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A Common Stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (A) the total number of then outstanding shares of Class A Common Stock, which redemption will completely extinguish rights of Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to (i) extend the date by which we must consummate the GCL Business Combination, and (ii) revise the payment terms for each Extension. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal.
Our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.
Our Sponsor, all of our directors and officers, and EBC are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, our Sponsor, directors and officers, and EBC beneficially owned and were entitled to vote an aggregate of 2,875,000 Founder Shares and 200,000 EBC Shares, representing approximately 52.8% of the Company’s issued and outstanding shares of Class A Common Stock. Our Sponsor, directors, and EBC do not intend to purchase shares of Class A Common Stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.
Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers, and members of our Board and special advisors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:
•
the fact that our Sponsor holds 2,875,000 Founder Shares and 4,450,500 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer. In addition, certain of our executive officers have beneficial interests in the Sponsor. All of such investments would expire worthless if a Business Combination is not consummated; on the other hand, if a Business Combination is consummated, such investments could earn a positive rate of return on their overall investment in the combined company, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for $25,000;

•
the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.10 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and
•
the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the special meeting to vote on a proposed Business Combination and may even continue to serve following any potential Business Combination and receive compensation thereafter.

•
the fact that, as of the date of this Proxy Statement, the Sponsor has deposited into the Trust Account $1,575,000 in connection with the Company’s exercise of extensions under the Existing Charter in exchange for non-interest bearing, unsecured promissory notes issued by the Company to the Sponsor, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation
As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal. Our Existing Charter provides that the Company has until September 28, 2024 (subject to the extension terms therein) to complete the purposes of the Company including, but not limited to, effecting a Business Combination under its terms.
The purpose of the Extension Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. The Existing Charter provides that the Company has until the Termination Date to complete a Business Combination. While we are using our best efforts to complete a new Business Combination as soon as practicable, our Board believes that there may be insufficient time to complete a Business Combination before the Termination Date. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before the Termination Date. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our stockholders are otherwise in favor of consummating the Business Combination.
Our Existing Charter states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before September 28, 2024, the Company will provide its Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the charter.
In addition, the Existing Charter provides that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares and EBC Shares, is required to (i) extend our corporate existence and (ii) revise the payment terms of each Extension, except in connection with, and effective upon the consummation of, a Business Combination. We believe that, given the Company’s expenditure of time, effort and money on the GCL Business Combination, circumstances warrant providing Public Stockholders an opportunity to consider the Business Combination. Because we continue to believe that the GCL Business Combination would be in the best interests of our stockholders, the Board has determined to seek stockholder approval to extend the date by which we have to complete the GCL Business Combination beyond September 28, 2024 to the Extended Date, in the event we cannot consummate the Business Combination by September 28, 2024.

The Company is not asking you to vote on the GCL Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the GCL Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the GCL Business Combination is approved and completed or the Company has not consummated another Business Combination by the Extended Date.
After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond September 28, 2024.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.
Recommendation of the Board
Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our executive officers and directors that beneficially owns shares of common stock; and

•
all our officers and directors as a group.

As of the Record Date, there were 5,819,649 shares of Class A Common Stock and no shares of Class B Common Stock issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.
	Class A Common Stock		Class B Common Stock		Combined Voting Power
Name and Address of Beneficial Owner(1)	Number of Shares	% of Class	Number of Shares	% of Class	Number of Shares	% of Class
Executive Officers & Directors
RF Dynamic LLC(2)	2,875,000	49.4%	—	—	2,875,000	49.4%
Tse Meng Ng(2)	2,875,000	49.4%	—	—	2,875,000	49.4%
Han Hsiung Lim	—	—	—	—	—	—
Simon Eng Hock Ong	—	—	—	—	—	—
Vincent Yang Hui	—	—	—	—	—	—
Ong Xeng Thou	—	—	—	—	—	—
All Executive Officers and Directors as a Group	2,875,000	49.4%	—	—	2,875,000	49.4%
5% or Greater Beneficial Owners
EarlyBirdCapital, Inc.(3)	200,000	3.4%	—	—	200,000	3.4%

*
Less than 1%

(1)
Unless otherwise noted, the business address of each of the following entities or individuals is c/o 111 Somerset, #05-06, Singapore 238164, Telephone number+65 6904 0766.

(2)
RF Dynamic LLC is the record holder of the shares reported herein. Tse Meng Ng is the sole member and manager of RF Dynamic LLC and has voting and investment discretion with respect to the common stock held of record by the sponsor. Tse Meng Ng disclaims any beneficial ownership of any shares held by the sponsor except to the extent of his respective pecuniary interest therein.

(3)
The address of EarlyBirdCapital, Inc. is 366 Madison Avenue, 8th Floor, New York, NY 10017.

STOCKHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that the 2025 annual meeting of stockholders will be held no later than December 31, 2025.
Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2024 Annual Meeting, assuming the meeting is held on or about December 31, 2024, notice of a nomination or proposal must be delivered to us no later than October 2, 2024 and no earlier than September 2, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.
If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying Business Combination on or before September 28, 2024, there will be no annual meeting in 2025.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a summary of certain U.S. federal income tax considerations for holders of our Class A Common Stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS,” and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of U.S. federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A Common Stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for U.S. federal income tax purposes, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5% or more of the Class A Common Stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-U.S. tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A Common Stock as “capital assets” (generally, property held for investment) under the Code.
If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our Class A Common Stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A Common Stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.
WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Holders
This section is addressed to U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A Common Stock of the Company and is:
•
an individual who is a citizen or resident of the United States;

•
a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax purposes regardless of its source; or

•
a trust (A) the administration of which is subject to the primary supervision of a U.S. court and which has one or more “United States persons” (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock
In the event that a U.S. Holder’s Class A Common Stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A Common Stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants or rights) relative to all of our shares both before and after the redemption. The redemption of Class A Common Stock generally will be treated as a sale of the Class A Common Stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.
In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A Common Stock which could be acquired pursuant to the exercise of the warrants or rights. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A Common Stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A Common Stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”
U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A Common Stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A Common Stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption and (ii) the U.S. Holder’s adjusted tax basis in its Class A Common Stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A Common Stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A Common Stock or the U.S. Holder’s initial basis for Class A Common Stock) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.
Taxation of Distributions
If the redemption does not qualify as a sale of Class A Common Stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A Common Stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A Common Stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.
U.S. Federal Income Tax Considerations to Non-U.S. Holders
This section is addressed to Non-U.S. Holders of our Class A Common Stock that elect to have their Class A Common Stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A Common Stock of the Company and is not a U.S. Holder.
Redemption of Class A Common Stock
The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A Common Stock generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Class A Common Stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders.”
Non-U.S. Holders of our Class A Common Stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A Common Stock of the Company will be treated as a sale or as a distribution under the Code.
Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale
If the redemption qualifies as a sale of Class A Common Stock, a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its Class A Common Stock of the Company, unless:
•
the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•
the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•
we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A Common Stock, and, in the case where shares of our Class A Common Stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A Common Stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A Common Stock. We do not believe we are or have been a U.S. real property holding corporation. Such a determination is factual in nature, and no assurance can be provided that the Company is not and has not been, and will not become a U.S. real property holding corporation.

Taxation of Distributions
If the redemption does not qualify as a sale of Class A Common Stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A Common Stock, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A Common Stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A Common Stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale.” Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to U.S. withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).
Because it may not be certain at the time a Non-U.S. Holder is redeemed whether such Non-U.S. Holder’s redemption will be treated as a sale of shares or a corporate distribution, and because such determination will depend in part on a Non-U.S. Holder’s particular circumstances, the applicable withholding agent may not be able to determine whether (or to what extent) a Non-U.S. Holder is treated as receiving a dividend for U.S. federal income tax purposes. Therefore, the applicable withholding agent may withhold tax at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on the gross amount of any consideration paid to a Non-U.S. Holder in redemption of such Non-U.S. Holder’s public shares, unless (a) the applicable withholding agent has established special procedures allowing Non-U.S. Holders to certify that they are exempt from such withholding tax and (b) such Non-U.S. Holders are able to certify that they meet the requirements of such exemption (e.g., because such Non-U.S. Holders are not treated as receiving a dividend under the Section 302 tests described above under the section entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Redemptions of Class A Common Stock”). However, there can be no assurance that any applicable withholding agent will establish such special certification procedures. If an applicable withholding agent withholds excess amounts from the amount payable to a Non-U.S. Holder, such Non-U.S. Holder generally may obtain a refund of any such excess amounts by timely filing an appropriate claim for refund with the IRS. Non-U.S. Holders should consult their own tax advisors regarding the application of the foregoing rules in light of their particular facts and circumstances and any applicable procedures or certification requirements.
Information Reporting and Backup Withholding
Proceeds received in connection with a redemption of the Class A Common Stock may be subject to information reporting to the IRS and U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Any amounts withheld under the any backup withholding rule may be allowed as a refund or credit against a holder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Act
Withholding taxes may be imposed under Sections 1471 to 1474 of the Code (commonly referred to as the Foreign Account Tax Compliance Act, or “FATCA”) on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on dividends on, or (subject to the proposed Treasury Regulations discussed below) gross proceeds from the sale or other disposition of, our Class A Common Stock paid to a “foreign financial institution” or a

“non-financial foreign entity” (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any “substantial United States owners” (as defined in the Code) or furnishes identifying information regarding each substantial United States owner, or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules. If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of the Treasury requiring, among other things, that it undertake to identify accounts held by certain “specified United States persons” or “United States owned foreign entities” (each as defined in the Code), annually report certain information about such accounts, and withhold 30% on certain payments to non-compliant foreign financial institutions and certain other account holders. Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules.
Under the applicable Treasury Regulations and administrative guidance, withholding under FATCA generally applies to payments of dividends on our Class A Common Shares. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of the Class A Common Stock on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued.
Holders should consult their tax advisors regarding the effects of FATCA on their redemption of public shares.
As previously noted above, the foregoing discussion of certain U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.
HOUSEHOLDING INFORMATION
Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
•
If the shares are registered in the name of the stockholder, the stockholder should contact us at 917-262-2373 to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at https://www.sec.gov.
If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:
Sodali & Co.
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: RFAC.info@investor.sodali.com
You may also obtain these documents by requesting them from the Company at:
RF Acquisition Corp.
111 Somerset, #05-06
Singapore 238164
Telephone No.: +65 6904 0766
If you are a stockholder of the Company and would like to request documents, please do so by December 13, 2023, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A
CERTIFICATE OF AMENDMENT
OF THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
RF ACQUISITION CORP.
RF Acquisition Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
1.
The Second Amended and Restated Certificate of Incorporation of the Corporation, dated March 29, 2023 (the “Charter”) is hereby amended by deleting Section 9.1(b) thereof in its entirety and inserting the following in lieu thereof:

(b)
Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 20, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within thirty (30) months from the closing of the Offering (the “Deadline Date”), provided that Sponsor may decide to extend the Deadline Date by which it has to consummate a Business Combination by up to six (6) months, composed of six (6) monthly extensions (or up to thirty-six (36) months from the closing of the Offering), provided that Sponsor (or its designees) must deposit into the Trust Account for each monthly extension, $0.03 for each Class A Common Stock not redeemed in accordance with Section 9.7 of this Second Amended and Restated Certificate, in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

2.
The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

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FOR THE SPECIAL MEETING OF STOCKHOLDERS OFRF ACQUISITION CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Tse Meng Ng, the Company’s Chief Executive Officer, as proxy (the “Proxy”), with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Special Meeting of stockholders of RF Acquisition Corp. (the “Company”) to be held on September 23, 2024 at 11:00 a.m. Eastern Time, virtually via live webcast at https://www.cstproxy.com/rfacquisitioncorp/ext2023 or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Special Meeting or any adjournment or postponement thereof.The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. Capitalized terms used herein but not otherwise defined shall have the meanings as set forth in the accompanying proxy statement.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DELIVERED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.(Continued and to be marked, dated and signed on reverse side)PROXYCARD

PROXYCARDPlease mark vote as indicated in this exampleX, 2024Signature(Signature if held Jointly)When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.A vote to abstain will have the same effect as a vote against proposals 1, and a vote to abstain will have no effect on proposal 2. The Shares represented by this proxy, when properly executed and delivered, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR each of proposals 1 and 2. If any other matters properly come before the meeting, the proxies will vote on such matters in their discretion.RF ACQUISITION CORP.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2.(1) The Extension Amendment Proposal — a proposal to amend the Company’s Existing Charter to allow the Sponsor to extend the date by which the Company must consummate a Business Combination by up to six (6) months, from September 28, 2024 to March 28, 2025, composed of six (6) monthly Extensions, and, in connection with each Extension, the Sponsor will deposit into the Trust Account $0.03 for each Public Share not redeemed in connection with the Extension Amendment Proposal until March 28, 2025 in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, which provide that the Sponsor will not be repaid in the event that the Company is unable to close a Business Combination, unless there are funds available outside the Trust Account to do so.(2)The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.FORAGAINSTABSTAINFORAGAINSTABSTAIN